                                              Filed Pursuant to Rule 497(e)
                                              Registration File No.: 33-59188



                         SUPPLEMENT TO THE PROSPECTUS
                           OF TCW/DW BALANCED FUND
                             DATED JULY 28, 1997

   On November 6, 1997, the Board of Trustees of TCW/DW Balanced Fund (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Dean Witter Balanced Growth Fund ("Balanced Growth"), pursuant to which substantially all of the assets of the Fund would be combined with those of Balanced Growth and shareholders of the Fund would become shareholders of Balanced Growth receiving shares of Balanced Growth equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund will receive the class of shares of Balanced Growth that corresponds to the class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders scheduled to be held on February 26, 1998. A proxy statement formally detailing the proposal, the reasons for the Trustees' action, and information concerning Balanced Growth will be distributed to shareholders of the Fund.

November 6, 1997